Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	THIRD QUARTER

	2017		2016		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 19,650	100.0	$ 17,820	100.0	10.3
Cost of products sold	6,902	35.1	5,486	30.8	25.8
Selling, marketing and administrative expenses	5,396	27.5	4,772	26.8	13.1
Research and development expense	2,574	13.1	2,178	12.2	18.2
Interest (income) expense, net	155	0.8	95	0.5
Other (income) expense, net	(236)	(1.2)	(54)	(0.2)
Restructuring	69	0.3	62	0.3
Earnings before provision for taxes on income	4,790	24.4	5,281	29.6	(9.3)
Provision for taxes on income	1,026	5.2	1,009	5.6	1.7
Net earnings	$ 3,764	19.2	$ 4,272	24.0	(11.9)

Net earnings per share (Diluted)	$ 1.37		$ 1.53		(10.5)

Average shares outstanding (Diluted)	2,737.7		2,785.4

Effective tax rate	21.4%		19.1%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 6,573	33.5	$ 5,831	32.7	12.7
Net earnings	$ 5,208	26.5	$ 4,683	26.3	11.2
Net earnings per share (Diluted)	$ 1.90		$ 1.68		13.1
Effective tax rate	20.8%		19.7%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	NINE MONTHS

	2017		2016		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 56,255	100.0	$ 53,784	100.0	4.6
Cost of products sold	18,111	32.2	16,151	30.0	12.1
Selling, marketing and administrative expenses	15,395	27.4	14,636	27.2	5.2
Research and development expense	6,919	12.3	6,455	12.0	7.2
In-process research and development	—	—	29	0.1
Interest (income) expense, net	360	0.6	274	0.5
Other (income) expense, net	192	0.3	464	0.9
Restructuring	165	0.3	296	0.5
Earnings before provision for taxes on income	15,113	26.9	15,479	28.8	(2.4)
Provision for taxes on income	3,100	5.5	2,753	5.1	12.6
Net earnings	$ 12,013	21.4	$ 12,726	23.7	(5.6)

Net earnings per share (Diluted)	$ 4.37		$ 4.55		(4.0)

Average shares outstanding (Diluted)	2,746.4		2,796.6

Effective tax rate	20.5%		17.8%

Adjusted earnings before provision for taxes and net earnings (1) (A)
Earnings before provision for taxes on income	$ 18,961	33.7	$ 17,656	32.8	7.4
Net earnings	$ 15,263	27.1	$ 14,403	26.8	6.0
Net earnings per share (Diluted)	$ 5.56		$ 5.15		8.0
Effective tax rate	19.5%		18.4%

(1) See Reconciliation of Non-GAAP Financial Measures.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, these measures may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as intangible asset amortization expense, significant costs associated with acquisitions, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as intangible asset amortization expense, the effects of an acquisition, restructuring, litigation, and changes in applicable laws and regulations (including significant accounting or tax matters) and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2017	2016	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,285	$ 1,291	(0.5)%	(0.5)	—
International	2,071	1,970	5.1	3.0	2.1
	3,356	3,261	2.9	1.6	1.3

Pharmaceutical
U.S.	5,816	5,042	15.4	15.4	—
International	3,879	3,358	15.5	13.5	2.0
	9,695	8,400	15.4	14.6	0.8

Medical Devices
U.S.	3,189	3,048	4.6	4.6	—
International	3,410	3,111	9.6	8.6	1.0
	6,599	6,159	7.1	6.6	0.5

U.S.	10,290	9,381	9.7	9.7	—
International	9,360	8,439	10.9	9.3	1.6
Worldwide	$ 19,650	$ 17,820	10.3%	9.5	0.8

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2017	2016	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 4,186	$ 4,033	3.8%	3.8	—
International	5,876	5,842	0.6	0.2	0.4
	10,062	9,875	1.9	1.6	0.3

Pharmaceutical
U.S.	15,698	15,123	3.8	3.8	—
International	10,877	10,109	7.6	8.4	(0.8)
	26,575	25,232	5.3	5.6	(0.3)

Medical Devices
U.S.	9,510	9,118	4.3	4.3	—
International	10,108	9,559	5.7	6.3	(0.6)
	19,618	18,677	5.0	5.3	(0.3)

U.S.	29,394	28,274	4.0	4.0	—
International	26,861	25,510	5.3	5.8	(0.5)
Worldwide	$ 56,255	$ 53,784	4.6%	4.8	(0.2)

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2017	2016	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 10,290	$ 9,381	9.7%	9.7	—

Europe	4,308	3,832	12.4	7.9	4.5
Western Hemisphere excluding U.S.	1,569	1,396	12.4	10.1	2.3
Asia-Pacific, Africa	3,483	3,211	8.5	10.6	(2.1)
International	9,360	8,439	10.9	9.3	1.6

Worldwide	$ 19,650	$ 17,820	10.3%	9.5	0.8

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2017	2016	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 29,394	$ 28,274	4.0%	4.0	—

Europe	12,398	11,769	5.3	6.2	(0.9)
Western Hemisphere excluding U.S.	4,522	4,269	5.9	3.1	2.8
Asia-Pacific, Africa	9,941	9,472	5.0	6.4	(1.4)
International	26,861	25,510	5.3	5.8	(0.5)

Worldwide	$ 56,255	$ 53,784	4.6%	4.8	(0.2)

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Third Quarter		% Incr. /
(Dollars in Millions Except Per Share Data)	2017	2016	(Decr.)

Earnings before provision for taxes on income - as reported	$ 4,790	5,281	(9.3)%

Intangible asset amortization expense	1,077	319

Litigation expense, net	118	55

Restructuring/Other (1)	187	109

Actelion acquisition related cost	367	—

Diabetes asset impairment	(2)	—

AMO acquisition related cost	36	—

Other	—	67

Earnings before provision for taxes on income - as adjusted	$ 6,573	5,831	12.7%

Net Earnings - as reported	$ 3,764	4,272	(11.9)%

Intangible asset amortization expense	933	236

Litigation expense, net	97	46

Restructuring/Other	136	76

Actelion acquisition related cost	255	—

Diabetes asset impairment	(5)	—

AMO acquisition related cost	28	—

Other	—	53

Net Earnings - as adjusted	$ 5,208	4,683	11.2%

Diluted Net Earnings per share - as reported	$ 1.37	1.53	(10.5)%

Intangible asset amortization expense	0.34	0.08

Litigation expense, net	0.04	0.02

Restructuring/Other	0.05	0.03

Actelion acquisition related cost	0.09	—

Diabetes asset impairment	—	—

AMO acquisition related cost	0.01	—

Other	—	0.02

Diluted Net Earnings per share - as adjusted	$ 1.90	1.68	13.1%

Operational Diluted Net Earnings per share - as adjusted at 2015 foreign currency exchange rates		1.68

Impact of currency at 2016 foreign currency exchange rates	(0.05)	—

Operational Diluted Net Earnings per share - as adjusted at 2016 foreign currency exchange rates	$ 1.85	1.68	10.1%

(1) Includes $29M recorded in cost of products sold and $89M recorded in other (income) expense for the third quarter 2017. Includes $3M recorded in cost of products sold and $44M recorded in other (income) expense for the third quarter 2016.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measures

	Nine Months YTD		% Incr. /
(Dollars in Millions Except Per Share Data)	2017	2016	(Decr.)

Earnings before provision for taxes on income - as reported	$ 15,113	15,479	(2.4)%

Intangible asset amortization expense	1,886	927

Litigation expense, net	611	721

Restructuring/Other (1)	476	387

Actelion acquisition related cost	580	—

Diabetes asset impairment	180	—

AMO acquisition related cost	115	—

In-process research and development	—	29

Other	—	113

Earnings before provision for taxes on income - as adjusted	$ 18,961	17,656	7.4%

Net Earnings - as reported	$ 12,013	12,726	(5.6)%

Intangible asset amortization expense	1,555	679

Litigation expense, net	449	595

Restructuring/Other	358	293

Actelion acquisition related cost	454	—

Diabetes asset impairment	120	—

AMO acquisition related cost	314	—

In-process research and development	—	23

Other	—	87

Net Earnings - as adjusted	$ 15,263	14,403	6.0%

Diluted Net Earnings per share - as reported	$ 4.37	4.55	(4.0)%

Intangible asset amortization expense	0.57	0.24

Litigation expense, net	0.16	0.21

Restructuring/Other	0.14	0.11

Actelion acquisition related cost	0.16	—

Diabetes asset impairment	0.05	—

AMO acquisition related cost	0.11	—

In-process research and development	—	0.01

Other	—	0.03

Diluted Net Earnings per share - as adjusted	$ 5.56	5.15	8.0%

Operational Diluted Net Earnings per share - as adjusted at 2015 foreign currency exchange rates		5.19

Impact of currency at 2016 foreign currency exchange rates	0.01	(0.04)

Operational Diluted Net Earnings per share - as adjusted at 2016 foreign currency exchange rates	$ 5.57	5.15	8.2%

(1) Includes $46M recorded in cost of products sold and $265M recorded in other (income) expense for nine months 2017 YTD. Includes $27M recorded in cost of products sold and $64M recorded in other (income) expense for nine months 2016 YTD.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions and Divestitures (A)
THIRD QUARTER 2017 ACTUAL vs. 2016 ACTUAL

Segments

	Consumer	Pharmaceutical	Medical Devices	Total
	Operational %(1)
WW As Reported:	1.6%	14.6%	6.6%	9.5%
U.S.	(0.5)%	15.4%	4.6%	9.7%
International	3.0%	13.5%	8.6%	9.3%

Beauty
Dr. Ci: Labo	(0.6)			(0.1)
U.S.	0.0			0.0
International	(1.0)			(0.2)

Vision Care
Abbott Medical Optics			(5.2)	(1.8)
U.S.			(4.6)	(1.5)
International			(5.7)	(2.1)

Pulmonary Hypertension
Actelion		(7.9)		(3.7)
U.S.		(7.7)		(4.1)
International		(8.4)		(3.3)

All Other Acquisitions and Divestitures	0.1		(0.2)	(0.1)
U.S.	(0.2)		(0.8)	(0.3)
International	0.3		0.3	0.1

WW Ops excluding Acquisitions and Divestitures	1.1%	6.7%	1.2%	3.8%
U.S.	(0.7)%	7.7%	(0.8)%	3.8%
International	2.3%	5.1%	3.2%	3.8%

(1) Operational growth excludes the effect of translational currency

(A) NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions and divestitures" is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Financial Measure

Operational Sales Growth Excluding Acquisitions and Divestitures (A)
NINE MONTHS 2017 ACTUAL vs. 2016 ACTUAL

Segments

	Consumer	Pharmaceutical	Medical Devices	Total
	Operational % (1)
WW As Reported:	1.6%	5.6%	5.3%	4.8%
U.S.	3.8%	3.8%	4.3%	4.0%
International	0.2%	8.4%	6.3%	5.8%

Beauty
Vogue	(1.9)			(0.4)
U.S.	(4.1)			(0.6)
International	(0.5)			(0.1)

Other Neuroscience
Controlled Substance Raw Material and API Business		0.5		0.2
U.S.		0.6		0.3
International		0.3		0.1

Diagnostics
Ortho-Clinical Diagnostics			0.4	0.1
U.S.			0.0	0.0
International			0.8	0.3

Beauty
Dr. Ci: Labo	(0.3)			(0.1)
U.S.	0.0			0.0
International	(0.5)			(0.1)

Vision Care
Abbott Medical Optics			(4.1)	(1.4)
U.S.			(3.7)	(1.2)
International			(4.6)	(1.7)

Pulmonary Hypertension
Actelion		(3.0)		(1.4)
U.S.		(2.8)		(1.5)
International		(3.3)		(1.3)

All Other Acquisitions and Divestitures	(0.1)		(0.3)	0.0
U.S.	(0.4)		(0.7)	(0.3)
International	0.2		0.2	0.0

WW Ops excluding Acquisitions and Divestitures	(0.7)%	3.1%	1.3%	1.8%
U.S.	(0.7)%	1.6%	(0.1)%	0.7%
International	(0.6)%	5.4%	2.7%	3.0%

(1) Operational growth excludes the effect of translational currency

(A) NON-GAAP FINANCIAL MEASURE “Operational sales growth excluding the net impact of acquisitions and divestitures" is a non-GAAP financial measure. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. Due to the variable nature of acquisitions and divestitures, and the impact they may have on the analysis of underlying business performance and trends, management believes that providing this measure enhances an investor’s understanding of the Company’s performance and may assist in the evaluation of ongoing business operations period over period. This non-GAAP financial measure is presented to permit investors to more fully understand how management assesses the performance of the Company, including for internal evaluation of the performance of the Company's businesses and planning and forecasting for future periods. The use of this non-GAAP financial measure as a performance measure is limited in that it provides a view of the Company's results of operations without including all events during a period and may not provide a comparable view of the Company's performance to that of other companies in the health care industry.

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2) (3)

BABY CARE
US	$100	118	(15.3)%	(15.3)%	—%
Intl	377	377	0.0	0.0	0.0
WW	477	495	(3.6)	(3.6)	0.0

BEAUTY
US	523	517	1.2	1.2	—
Intl	510	462	10.4	8.0	2.4
WW	1,033	979	5.5	4.4	1.1

ORAL CARE
US	154	156	(1.3)	(1.3)	—
Intl	228	227	0.4	(1.4)	1.8
WW	382	383	(0.3)	(1.3)	1.0

OTC
US	401	386	3.9	3.9	—
Intl	601	557	7.9	4.7	3.2
WW	1,002	943	6.3	4.4	1.9

WOMEN'S HEALTH
US	3	3	0.0	0.0	—
Intl	267	266	0.4	(1.9)	2.3
WW	270	269	0.4	(1.8)	2.2

WOUND CARE/OTHER
US	104	111	(6.3)	(6.3)	—
Intl	88	81	8.6	5.9	2.7
WW	192	192	0.0	(1.2)	1.2

TOTAL CONSUMER
US	1,285	1,291	(0.5)	(0.5)	—
Intl	2,071	1,970	5.1	3.0	2.1
WW	$3,356	3,261	2.9%	1.6%	1.3%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$2,420	2,294	5.5%	5.5%	—%
Intl	849	790	7.5	4.9	2.6
WW	3,269	3,084	6.0	5.3	0.7
REMICADE
US	1,206	1,222	(1.3)	(1.3)	—
US Exports (4)	156	255	(38.8)	(38.8)	—
Intl	285	306	(6.9)	(10.2)	3.3
WW	1,647	1,783	(7.6)	(8.2)	0.6
SIMPONI / SIMPONI ARIA
US	242	256	(5.5)	(5.5)	—
Intl	234	225	4.0	3.2	0.8
WW	476	481	(1.0)	(1.4)	0.4
STELARA
US	800	561	42.6	42.6	—
Intl	324	253	28.1	24.7	3.4
WW	1,124	814	38.1	37.0	1.1
OTHER IMMUNOLOGY
US	16	—	*	*	—
Intl	6	6	0.0	0.0	0.0
WW	22	6	*	*	0.0

INFECTIOUS DISEASES
US	353	387	(8.8)	(8.8)	—
Intl	460	455	1.1	(2.3)	3.4
WW	813	842	(3.4)	(5.3)	1.9
EDURANT
US	15	13	15.4	15.4	—
Intl	179	136	31.6	26.0	5.6
WW	194	149	30.2	25.1	5.1
PREZISTA / PREZCOBIX / REZOLSTA
US	287	310	(7.4)	(7.4)	—
Intl	180	183	(1.6)	(5.5)	3.9
WW	467	493	(5.3)	(6.7)	1.4
OTHER INFECTIOUS DISEASES
US	51	64	(20.3)	(20.3)	—
Intl	101	136	(25.7)	(26.4)	0.7
WW	152	200	(24.0)	(24.5)	0.5

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$647	622	4.0%	4.0%	—%
Intl	851	842	1.1	0.6	0.5
WW	1,498	1,464	2.3	2.0	0.3
CONCERTA / METHYLPHENIDATE
US	100	102	(2.0)	(2.0)	—
Intl	98	88	11.4	10.5	0.9
WW	198	190	4.2	3.8	0.4
INVEGA SUSTENNA / XEPLION / TRINZA
US	395	339	16.5	16.5	—
Intl	248	217	14.3	11.0	3.3
WW	643	556	15.6	14.3	1.3
RISPERDAL CONSTA
US	87	94	(7.4)	(7.4)	—
Intl	107	128	(16.4)	(18.0)	1.6
WW	194	222	(12.6)	(13.5)	0.9
OTHER NEUROSCIENCE
US	65	87	(25.3)	(25.3)	—
Intl	398	409	(2.7)	(1.4)	(1.3)
WW	463	496	(6.7)	(5.6)	(1.1)

ONCOLOGY
US	846	622	36.0	36.0	—
Intl	1,052	895	17.5	15.2	2.3
WW	1,898	1,517	25.1	23.8	1.3
DARZALEX
US	230	124	85.5	85.5	—
Intl	87	39	*	*	*
WW	317	163	94.5	92.0	2.5
IMBRUVICA
US	230	179	28.5	28.5	—
Intl	282	170	65.9	61.8	4.1
WW	512	349	46.7	44.7	2.0
VELCADE
US	—	—	—	—	—
Intl	273	304	(10.2)	(11.2)	1.0
WW	273	304	(10.2)	(11.2)	1.0
ZYTIGA
US	352	282	24.8	24.8	—
Intl	317	300	5.7	4.4	1.3
WW	669	582	14.9	14.2	0.7
OTHER ONCOLOGY
US	34	37	(8.1)	(8.1)	—
Intl	93	82	13.4	11.1	2.3
WW	127	119	6.7	5.1	1.6
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

PULMONARY HYPERTENSION (5)
US	$387	—	*	*	—
Intl	283	—	*	*	—
WW	670	—	*	*	—
OPSUMIT
US	150	—	*	*	—
Intl	109	—	*	*	—
WW	259	—	*	*	—
TRACLEER
US	83	—	*	*	—
Intl	127	—	*	*	—
WW	210	—	*	*	—
UPTRAVI
US	113	—	*	*	—
Intl	11	—	*	*	—
WW	124	—	*	*	—
OTHER
US	41	—	*	*	—
Intl	36	—	*	*	—
WW	77	—	*	*	—

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$1,163	1,117	4.1%	4.1%	—%
Intl	384	376	2.1	1.0	1.1
WW	1,547	1,493	3.6	3.3	0.3
XARELTO
US	635	529	20.0	20.0	—
Intl	—	—	—	—	—
WW	635	529	20.0	20.0	—
INVOKANA / INVOKAMET
US	220	294	(25.2)	(25.2)	—
Intl	45	34	32.4	31.6	0.8
WW	265	328	(19.2)	(19.3)	0.1
PROCRIT / EPREX
US	168	168	0.0	0.0	—
Intl	70	82	(14.6)	(17.6)	3.0
WW	238	250	(4.8)	(5.8)	1.0
OTHER
US	140	126	11.1	11.1	—
Intl	269	260	3.5	2.9	0.6
WW	409	386	6.0	5.6	0.4

TOTAL PHARMACEUTICAL
US	5,816	5,042	15.4	15.4	—
Intl	3,879	3,358	15.5	13.5	2.0
WW	$9,695	8,400	15.4%	14.6%	0.8%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2)

CARDIOVASCULAR
US	$261	235	11.1%	11.1%	—%
Intl	245	216	13.4	13.9	(0.5)
WW	506	451	12.2	12.5	(0.3)

DIABETES CARE
US	168	191	(12.0)	(12.0)	—
Intl	237	236	0.4	(2.6)	3.0
WW	405	427	(5.2)	(6.9)	1.7

DIAGNOSTICS
US	—	—	—	—	—
Intl	—	7	*	*	*
WW	—	7	*	*	*

ORTHOPAEDICS
US	1,326	1,343	(1.3)	(1.3)	—
Intl	925	908	1.9	0.0	1.9
WW	2,251	2,251	0.0	(0.8)	0.8

HIPS
US	195	190	2.6	2.6	—
Intl	133	130	2.3	(0.1)	2.4
WW	328	320	2.5	1.5	1.0

KNEES
US	220	223	(1.3)	(1.3)	—
Intl	123	132	(6.8)	(9.5)	2.7
WW	343	355	(3.4)	(4.4)	1.0

TRAUMA
US	398	389	2.3	2.3	—
Intl	264	248	6.5	4.6	1.9
WW	662	637	3.9	3.1	0.8

SPINE & OTHER
US	513	541	(5.2)	(5.2)	—
Intl	405	398	1.8	0.3	1.5
WW	918	939	(2.2)	(2.8)	0.6

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	THIRD QUARTER
			% Change
	2017	2016	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (Continued)

SURGERY
US	$1,002	1,002	0.0%	0.0%	—%
Intl	1,344	1,282	4.8	3.7	1.1
WW	2,346	2,284	2.7	2.1	0.6

ADVANCED
US	398	390	2.1	2.1	—
Intl	525	494	6.3	5.3	1.0
WW	923	884	4.4	3.9	0.5

GENERAL
US	430	414	3.9	3.9	—
Intl	675	649	4.0	2.8	1.2
WW	1,105	1,063	4.0	3.2	0.8

SPECIALTY
US	174	198	(12.1)	(12.1)	—
Intl	144	139	3.6	2.8	0.8
WW	318	337	(5.6)	(5.9)	0.3

VISION CARE
US	432	277	56.0	56.0	—
Intl	659	462	42.6	43.9	(1.3)
WW	1,091	739	47.6	48.4	(0.8)

CONTACT LENSES / OTHER
US	302	277	9.0	9.0	—
Intl	498	462	7.8	9.1	(1.3)
WW	800	739	8.3	9.1	(0.8)
SURGICAL
US	130	—	*	*	—
Intl	161	—	*	*	—
WW	291	—	*	*	—

TOTAL MEDICAL DEVICES
US	3,189	3,048	4.6	4.6	—
Intl	3,410	3,111	9.6	8.6	1.0
WW	$6,599	6,159	7.1%	6.6%	0.5%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2017	2016	Reported	Operational (1)	Currency
CONSUMER SEGMENT (2) (3)

BABY CARE
US	$326	365	(10.7)%	(10.7)%	—%
Intl	1,100	1,143	(3.8)	(3.8)	0.0
WW	1,426	1,508	(5.4)	(5.4)	0.0

BEAUTY
US	1,739	1,555	11.8	11.8	—
Intl	1,351	1,279	5.6	5.4	0.2
WW	3,090	2,834	9.0	8.9	0.1

ORAL CARE
US	460	485	(5.2)	(5.2)	—
Intl	678	686	(1.2)	(1.6)	0.4
WW	1,138	1,171	(2.8)	(3.0)	0.2

OTC
US	1,310	1,257	4.2	4.2	—
Intl	1,711	1,681	1.8	1.4	0.4
WW	3,021	2,938	2.8	2.6	0.2

WOMEN'S HEALTH
US	9	16	(43.8)	(43.8)	—
Intl	779	787	(1.0)	(2.6)	1.6
WW	788	803	(1.9)	(3.5)	1.6

WOUND CARE/OTHER
US	342	355	(3.7)	(3.7)	—
Intl	257	266	(3.4)	(4.0)	0.6
WW	599	621	(3.5)	(3.8)	0.3

TOTAL CONSUMER
US	4,186	4,033	3.8	3.8	—
Intl	5,876	5,842	0.6	0.2	0.4
WW	$10,062	9,875	1.9%	1.6%	0.3%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3)

IMMUNOLOGY
US	$6,644	6,689	(0.7)%	(0.7)%	—%
Intl	2,514	2,343	7.3	7.3	0.0
WW	9,158	9,032	1.4	1.4	0.0
REMICADE
US	3,452	3,669	(5.9)	(5.9)	—
US Exports (4)	448	673	(33.4)	(33.4)	—
Intl	949	1,000	(5.1)	(5.9)	0.8
WW	4,849	5,342	(9.2)	(9.4)	0.2
SIMPONI / SIMPONI ARIA
US	701	716	(2.1)	(2.1)	—
Intl	642	603	6.5	6.6	(0.1)
WW	1,343	1,319	1.8	1.9	(0.1)
STELARA
US	2,027	1,631	24.3	24.3	—
Intl	903	722	25.1	26.1	(1.0)
WW	2,930	2,353	24.5	24.8	(0.3)
OTHER IMMUNOLOGY
US	16	—	*	*	—
Intl	20	18	11.1	9.4	1.7
WW	36	18	100.0	98.3	1.7

INFECTIOUS DISEASES
US	1,020	1,107	(7.9)	(7.9)	—
Intl	1,334	1,340	(0.4)	(0.4)	0.0
WW	2,354	2,447	(3.8)	(3.8)	0.0
EDURANT
US	44	38	15.8	15.8	—
Intl	478	370	29.2	28.9	0.3
WW	522	408	27.9	27.7	0.2
PREZISTA / PREZCOBIX / REZOLSTA
US	824	860	(4.2)	(4.2)	—
Intl	527	544	(3.1)	(2.7)	(0.4)
WW	1,351	1,404	(3.8)	(3.7)	(0.1)
OTHER INFECTIOUS DISEASES
US	152	209	(27.3)	(27.3)	—
Intl	329	426	(22.8)	(23.1)	0.3
WW	481	635	(24.3)	(24.5)	0.2

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

NEUROSCIENCE
US	$1,931	1,997	(3.3)%	(3.3)%	—%
Intl	2,531	2,618	(3.3)	(2.2)	(1.1)
WW	4,462	4,615	(3.3)	(2.7)	(0.6)
CONCERTA / METHYLPHENIDATE
US	284	365	(22.2)	(22.2)	—
Intl	304	294	3.4	4.1	(0.7)
WW	588	659	(10.8)	(10.5)	(0.3)
INVEGA SUSTENNA / XEPLION / TRINZA
US	1,154	983	17.4	17.4	—
Intl	722	646	11.8	12.8	(1.0)
WW	1,876	1,629	15.2	15.6	(0.4)
RISPERDAL CONSTA
US	273	289	(5.5)	(5.5)	—
Intl	335	394	(15.0)	(14.0)	(1.0)
WW	608	683	(11.0)	(10.4)	(0.6)
OTHER NEUROSCIENCE
US	220	360	(38.9)	(38.9)	—
Intl	1,170	1,284	(8.9)	(7.7)	(1.2)
WW	1,390	1,644	(15.5)	(14.5)	(1.0)

ONCOLOGY
US	2,207	1,740	26.8	26.8	—
Intl	3,012	2,605	15.6	16.8	(1.2)
WW	5,219	4,345	20.1	20.8	(0.7)
DARZALEX
US	643	320	*	*	—
Intl	228	52	*	*	*
WW	871	372	*	*	*
IMBRUVICA
US	622	455	36.7	36.7	—
Intl	749	450	66.4	67.7	(1.3)
WW	1,371	905	51.5	52.1	(0.6)
VELCADE
US	—	—	—	—	—
Intl	843	950	(11.3)	(9.8)	(1.5)
WW	843	950	(11.3)	(9.8)	(1.5)
ZYTIGA
US	826	840	(1.7)	(1.7)	—
Intl	924	901	2.6	3.5	(0.9)
WW	1,750	1,741	0.5	1.0	(0.5)
OTHER ONCOLOGY
US	116	125	(7.2)	(7.2)	—
Intl	268	252	6.3	7.3	(1.0)
WW	384	377	1.9	2.6	(0.7)
See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

PULMONARY HYPERTENSION (5)
US	$427	—	*	*	—
Intl	334	—	*	*	—
WW	761	—	*	*	—
OPSUMIT
US	174	—	*	*	—
Intl	130	—	*	*	—
WW	304	—	*	*	—
TRACLEER
US	85	—	*	*	—
Intl	151	—	*	*	—
WW	236	—	*	*	—
UPTRAVI
US	121	—	*	*	—
Intl	12	—	*	*	—
WW	133	—	*	*	—
OTHER
US	47	—	*	*	—
Intl	41	—	*	*	—
WW	88	—	*	*	—

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2017	2016	Reported	Operational (1)	Currency
PHARMACEUTICAL SEGMENT (2) (3) (Continued)

CARDIOVASCULAR / METABOLISM / OTHER
US	$3,469	3,590	(3.4)%	(3.4)%	—%
Intl	1,152	1,203	(4.2)	(2.2)	(2.0)
WW	4,621	4,793	(3.6)	(3.1)	(0.5)
XARELTO
US	1,790	1,690	5.9	5.9	—
Intl	—	—	—	—	—
WW	1,790	1,690	5.9	5.9	—
INVOKANA / INVOKAMET
US	723	939	(23.0)	(23.0)	—
Intl	121	97	24.7	26.5	(1.8)
WW	844	1,036	(18.5)	(18.3)	(0.2)
PROCRIT / EPREX
US	511	581	(12.0)	(12.0)	—
Intl	229	265	(13.6)	(13.3)	(0.3)
WW	740	846	(12.5)	(12.4)	(0.1)
OTHER
US	445	380	17.1	17.1	—
Intl	802	841	(4.6)	(2.1)	(2.5)
WW	1,247	1,221	2.1	3.8	(1.7)

TOTAL PHARMACEUTICAL
US	15,698	15,123	3.8	3.8	—
Intl	10,877	10,109	7.6	8.4	(0.8)
WW	$26,575	25,232	5.3%	5.6%	(0.3)%

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2017	2016	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2)

CARDIOVASCULAR
US	$785	701	12.0%	12.0%	—%
Intl	743	663	12.1	13.5	(1.4)
WW	1,528	1,364	12.0	12.7	(0.7)

DIABETES CARE
US	482	548	(12.0)	(12.0)	—
Intl	743	779	(4.6)	(4.6)	0.0
WW	1,225	1,327	(7.7)	(7.7)	0.0

DIAGNOSTICS
US	—	—	—	—	—
Intl	1	66	*	*	*
WW	1	66	*	*	*

ORTHOPAEDICS
US	4,092	4,099	(0.2)	(0.2)	—
Intl	2,827	2,848	(0.7)	(0.2)	(0.5)
WW	6,919	6,947	(0.4)	(0.2)	(0.2)

HIPS
US	612	590	3.7	3.7	—
Intl	418	421	(0.7)	(0.1)	(0.6)
WW	1,030	1,011	1.9	2.2	(0.3)

KNEES
US	702	696	0.9	0.9	—
Intl	424	433	(2.1)	(1.4)	(0.7)
WW	1,126	1,129	(0.3)	0.0	(0.3)

TRAUMA
US	1,179	1,151	2.4	2.4	—
Intl	768	764	0.5	0.8	(0.3)
WW	1,947	1,915	1.7	1.8	(0.1)

SPINE & OTHER
US	1,599	1,662	(3.8)	(3.8)	—
Intl	1,217	1,230	(1.1)	(0.5)	(0.6)
WW	2,816	2,892	(2.6)	(2.3)	(0.3)

See footnotes at end of schedule

Johnson & Johnson
Segment Sales
(Dollars in Millions)
	NINE MONTHS
			% Change
	2017	2016	Reported	Operational (1)	Currency
MEDICAL DEVICES SEGMENT (2) (Continued)

SURGERY
US	$3,009	3,003	0.2%	0.2%	—%
Intl	3,992	3,906	2.2	2.9	(0.7)
WW	7,001	6,909	1.3	1.7	(0.4)

ADVANCED
US	1,190	1,131	5.2	5.2	—
Intl	1,543	1,478	4.4	5.4	(1.0)
WW	2,733	2,609	4.8	5.3	(0.5)

GENERAL
US	1,276	1,254	1.8	1.8	—
Intl	2,017	2,006	0.5	1.1	(0.6)
WW	3,293	3,260	1.0	1.4	(0.4)

SPECIALTY
US	543	618	(12.1)	(12.1)	—
Intl	432	422	2.4	2.1	0.3
WW	975	1,040	(6.3)	(6.4)	0.1

VISION CARE
US	1,142	767	48.9	48.9	—
Intl	1,802	1,297	38.9	39.8	(0.9)
WW	2,944	2,064	42.6	43.2	(0.6)

CONTACT LENSES / OTHER
US	832	767	8.5	8.5	—
Intl	1,404	1,297	8.2	9.1	(0.9)
WW	2,236	2,064	8.3	8.9	(0.6)
SURGICAL
US	310	—	*	*	—
Intl	398	—	*	*	—
WW	708	—	*	*	—

TOTAL MEDICAL DEVICES
US	9,510	9,118	4.3	4.3	—
Intl	10,108	9,559	5.7	6.3	(0.6)
WW	$19,618	18,677	5.0%	5.3%	(0.3)%

* Percentage greater than 100% or not meaningful
(1) Operational growth excludes the effect of translational currency
(2) Unaudited
(3) Prior year amounts have been reclassified to conform to current year product disclosure
(4) Reported as U.S. sales
(5) Actelion acquisition completed June 16, 2017